EXHIBIT 99




                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549
                             ______________

                            Schedule 13E-4/A
                        CORRECTED FINAL AMENDMENT
                   Tender Offer Statement Pursuant to
         Section 13(e)(1) of the Securities Exchange Act of 1934
                        and Rule 13e-4 Thereunder

                      ISSUER TENDER OFFER STATEMENT
                  (Pursuant to Section 13(e)(1) of the
                    Securities Exchange Act of 1934)

                     BALLY ENTERTAINMENT CORPORATION
                            (Name of Issuer)

                     BALLY ENTERTAINMENT CORPORATION
                  (Name of Person(s) Filing Statement)

             6% Convertible Subordinated Debentures due 1998
                     (Title of Class of Securities)

                                05873CAA4
                  (CUSIP Number of Class of Securities)

                           Carol Stone DePaul
                     Bally Entertainment Corporation
                       8700 West Bryn Mawr Avenue
                         Chicago, Illinois 60631
                             (312) 399-1300

                             with a copy to:
                            Mark D. Gerstein
                          Katten Muchin & Zavis
                   525 West Monroe Street, Suite 1600
                      Chicago, Illinois 60661-3693
                             (312) 902-5200
                 (Name, Address and Telephone Number of
                Person Authorized to Receive Notices and
                Communications on Behalf of the Person(s)
                            Filing Statement)
                              June 7, 1995
                   (Date Tender Offer First Published,
                   Sent or Given to Security Holders)

     United States Trust Company of New York, acting as exchange agent for Bally Entertainment Corporation's offer to exchange its 8% Convertible Senior Subordinated Debentures for its 6% Convertible Subordinated Debentures, has recertified the aggregate principal amount of 6% Convertible Subordinated Debentures tendered by the holders of 6% Convertible Subordinated Debentures in the Exchange Offer. Pursuant to this recertification, the Company announces that as of midnight EDT, on July 12, 1995, $13,378,000 in aggregate principal amount of 6% Convertible Subordinated Debentures had been validly tendered pursuant to the Exchange Offer and not withdrawn, and $208,000 in aggregate principal amount of 6% Convertible Subordinated Debentures had been tendered pursuant to Notices of Guaranteed Delivery and not withdrawn.




                                 SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:    July 26, 1995            BALLY ENTERTAINMENT CORPORATION

                              By:     /s/ Lee S. Hillman
                                      -------------------------------
                              Name:   Lee S. Hillman
                              Title:  Executive Vice President, Chief
                                      Financial Officer and Treasurer